------------------

             U.S. SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                        -----------------

                           FORM 8-K/A

                      AMENDMENT TO FORM 8-K
                        Filed Pursuant to
               THE SECURITIES EXCHANGE ACT OF 1934

                       THE PARKWAY COMPANY
               -----------------------------------
     (Exact name of registrant as specified in its charter)


                         AMENDMENT NO. 1

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Form 8-K filed April 30, 1996 as set forth in the pages attached hereto:

           Item 7.  Financial Statements and Exhibits

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  June 28, 1996                    THE PARKWAY COMPANY

                                   By   /s/ Sarah P. Clark
                                        -----------------------
                                        Sarah P. Clark
                                        Vice President,
                                        Chief Financial Officer
                                        and Secretary

                           FORM 8-K/A

                       THE PARKWAY COMPANY


Item 7.   Financial Statements and Exhibits.

               (a)  Financial Statements

               The following combined audited financial statement of the Woodbranch and 400 North Belt Office Buildings for the twelve months ended December 31, 1995 are attached hereto.

                                                             Page
                                                             ----
Report of Independent Auditors                                  3
Combined Statement of Rental Revenue and
  Direct Operating Expenses                                     4
Notes to Combined Statement of Rental Revenue
  and Direct Operating Expenses                                 5


               (b)  Pro Forma Consolidated Financial Statements

               The unaudited Pro Forma Consolidated Financial
          Statements are attached hereto.


                       THE PARKWAY COMPANY
                                                             Page
                                                             ----
Pro Forma Consolidated Financial Statements                     7
Pro Forma Consolidated Balance Sheet (Unaudited) -
     As of March 31, 1996                                       8
Pro Forma Consolidated Statement of Income (Unaudited) -
     For the Twelve Months Ended December 31, 1995              9
Pro Forma Consolidated Statement of Income (Unaudited) -
     For the Three Months Ended March 31, 1996                 10

                Report of Independent Auditors

The Board of Directors
The Parkway Company

We have audited the accompanying combined statement of rental revenue and direct operating expenses of the Woodbranch and 400 North Belt Office Buildings for the year ended December 31, 1995. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of rental revenue and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amount and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K/A of The Parkway Company as described in Note 2 and is not intended to be a complete presentation of the Woodbranch and 400 North Belt Office Buildings' combined revenue and expenses.

In our opinion, the statement of rental revenue and direct operating expenses referred to above presents fairly, in all material respects, the combined rental revenue and direct operating expenses described in Note 2 of the Woodbranch and 400 North Belt
Office Buildings for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

We have compiled the accompanying combined statement of rental revenue and direct operating expenses of the Woodbranch and 400 North Belt Office Buildings for the three months ended March 31, 1996 in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. A compilation is limited to presenting in the form of the financial statement information that is the representation of management. We have not audited or reviewed the statement of rental revenue and direct operating expenses of the Woodbranch and 400 North Belt Office Buildings for the three months ended March 31, 1996 and, accordingly, do not express an opinion or any other form of assurance on them.



                                        /s/ Ernst & Young LLP
Jackson, Mississippi
June 19, 1996


         Woodbranch and 400 North Belt Office Buildings

              Combined Statement of Rental Revenue
                  and Direct Operating Expenses


                                Year ended      Three months ended
                            December 31, 1995    March 31, 1996
                            -----------------   ------------------
                                                     (unaudited)

Rental revenue:
 Minimum rents................  $3,385,133             $871,559
 Reimbursed charges and
  other income................      85,336               16,103
                                ----------             --------
                                 3,470,469              887,662
                                ----------             --------

Direct operating expenses
 (Note 2):
   Utilities..................     549,317              149,518
   Real estate taxes..........     316,891               79,332
   Management fees (Note 3)...      75,495               19,767
   Janitorial services
    and supplies..............     269,841               63,598
   Maintenance services
    and supplies..............     174,337               21,721
   Salaries...................     207,348               52,156
   Security services..........     146,765               39,890
   Insurance..................      55,927               13,982
   Administrative and
    miscellaneous expenses....     173,929               32,316
                                ----------             --------
                                 1,969,850              472,280
                                ----------             --------
Excess of rental revenue over
 direct operating expenses....  $1,500,619             $415,382
                                ==========             ========


                     See accompanying notes.

Woodbranch and 400 North Belt Office Buildings

                Notes to Combined Statement of Rental Revenue
                       and Direct Operating Expenses


1. Organization and Significant Accounting Policies

Description of Property

The Parkway Company (the "Company") acquired the Woodbranch and 400 North Belt Office Buildings (the "Buildings") effective April 15, 1996 from an unrelated party. The Buildings are office buildings located in Houston, Texas with approximately 333,000 combined (unaudited) square feet of leasable area. Tenants are principally in the energy and services industries.

Rental Income

Minimum rents from leases are accounted for ratably over the term of each lease. Rental income from one tenant represents approximately 40 percent of the combined minimum rents. Tenant reimbursements are recognized as income as the applicable services are rendered or expenses incurred.

The future minimum rents on non-cancelable operating leases at December 31, 1995 are as follows:

                        Year            Amount
                   -------------------------------

                        1996         $ 3,407,000
                        1997           3,070,000
                        1998           2,597,000
                        1999             366,000
                        2000             158,000
                      Thereafter         364,000
                                     -----------
                                     $ 9,962,000
                                     ===========

        Woodbranch and 400 North Belt Office Buildings

         Notes to Combined Statement of Rental Revenue and Direct Operating Expenses (continued)

Rental Income (continued)

The above amounts do not include tenant reimbursements for utilities, taxes, insurance, and common area maintenance.

2. Basis of Accounting

The accompanying combined statement of rental revenue and direct operating expenses is presented on the accrual basis. The statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain expenses not comparable to the proposed future operations of the Buildings such as depreciation and mortgage interest expense. Management is not aware of any material factors relating to the Buildings that would cause the reported financial information not to be necessarily indicative of future operating results.

3. Management Fee

Management fees of 2.5% of revenue received from the operations of the Buildings were paid to an unrelated management company.

The Parkway Company
           Pro Forma Consolidated Financial Statements
                         (Unaudited)


The following unaudited pro forma consolidated balance sheet as of March 31, 1996 and pro forma consolidated statements of income of The Parkway Company ("Parkway") as of December 31, 1995 and March 31, 1996 give effect to the April 15, 1996 purchase of the Woodbranch and 400 North Belt Office Buildings. The pro forma consolidated financial statements have been prepared by management of Parkway based upon the historical financial statements of Parkway and the adjustments and assumptions in the accompanying notes to the pro forma consolidated financial statements.

The pro forma consolidated balance sheet sets forth the effect of Parkway's purchases of the Woodbranch and 400 North Belt Office Buildings as if the purchase had been consummated on March 31, 1996. The pro forma consolidated statements of income set forth the effect of Parkway's purchase of the Woodbranch and 400 North Belt Office Buildings as if these transactions had been consummated on January 1, 1995.

These pro forma consolidated financial statements may not be indicative of the results that actually would have occurred if the purchase had been in effect on the dates indicated or which may be obtained in the future. The pro forma consolidated financial statements should be read in conjunction with the financial statements and notes of Parkway included in its annual report on Form 1O-KSB for the period ended December 31, 1995.

             THE PARKWAY COMPANY AND SUBSIDIARIES
              PRO FORMA CONSOLIDATED BALANCE SHEET
                         MARCH 31, 1996
                           (Unaudited)

                                  Parkway    Pro Forma   Parkway
                                 Historical Adjustments Pro Forma
                                 ---------- ----------- ---------
                                          (In thousands)
 Assets
 Real estate related investments
   Office buildings...............$ 66,431   $ 13,900   $ 80,331
   Accumulated depreciation.......  (7,526)         -     (7,526)
                                  --------   --------   --------
                                    58,905     13,900     72,805
   Real estate held for sale
     Land.........................   8,386          -      8,386
     Operating properties.........   4,773          -      4,773
   Mortgage loans.................  11,511          -     11,511
   Real estate securities.........   1,993          -      1,993
   Real estate partnerships and
     corporate joint venture......     672          -        672
                                  --------   --------   --------
                                    86,240     13,900    100,140
 Interest and rents receivable and
   other assets...................   2,559          -      2,559
 Cash and cash equivalents........   4,245     (4,245)         -
                                  --------   --------   --------
                                  $ 93,044   $  9,655   $102,699
                                  ========   ========   ========

 Liabilities
 Mortgage notes payable without
   recourse.......................$ 33,884   $      -   $ 33,884
 Mortgage notes payable on wrap
   mortgages......................   4,602          -      4,602
 Notes payable to banks...........       -      9,655      9,655
 Accounts payable and other
   liabilities....................   4,444          -      4,444
 Deferred gain....................     292          -        292
                                  --------   --------   --------
                                    43,222      9,655     52,877
                                  --------   --------   --------
 Shareholders' Equity
 Common stock, $1.00 par value,
   10,000,000 shares authorized,
   3,016,512 in 1996..............   3,017          -      3,017
 Additional paid-in capital.......  31,920          -     31,920
 Retained earnings................  14,175          -     14,175
                                  --------   --------   --------
                                    49,112          -     49,112
 Unrealized gain on securities....     710          -        710
                                  --------   --------   --------
                                    49,822          -     49,822
                                  --------   --------   --------
                                  $ 93,044   $  9,655   $102,699
                                  ========   ========   ========

THE PARKWAY COMPANY AND SUBSIDIARIES
           PRO FORMA CONSOLIDATED STATEMENT OF INCOME
              FOR THE TWELVE MONTHS ENDED 12/31/95
                           (Unaudited)

                                  Parkway     Pro Forma   Parkway
                                 Historical Adjustments Pro Forma
                                 ---------- ----------- ---------
                              (In thousands, except per share data)
Revenues
Income from real estate
  properties.......................$ 8,941    $ 3,470   $12,411
Interest on mortgage loans.........  1,421          -     1,421
Management company income..........  1,041          -     1,041
Equity in earnings
  Real estate companies............    135          -       135
  Real estate partnerships and
    corporate joint venture........    116          -       116
Interest on investments............    167          -       167
Dividend income....................    601          -       601
Deferred gains and other income....    345          -       345
Gain (loss) on real estate
  and mortgage loans...............  6,552          -     6,552
Gain on securities.................  4,314          -     4,314
                                   -------    -------   -------
                                    23,633      3,470    27,103
                                   -------    -------   -------
Expenses
Real estate owned
  Operating expense................  4,876      1,970     6,846
  Interest expense.................  2,230          -     2,230
  Depreciation and amortization....  1,331        347     1,678
  Minority interest................   (100)         -      (100)
Interest expense
  Notes payable to banks...........    156        758       914
  Notes payable on wrap mortgages..    135          -       135
Management company expenses........    804          -       804
Other expenses.....................  2,299          -     2,299
                                   -------    -------   -------
                                    11,731      3,075    14,806
                                   -------    -------   -------
Income before income taxes......... 11,902        395    12,297
Income tax provision...............     82          -        82
                                   -------    -------   -------
Net income.........................$11,820    $   395   $12,215
                                   =======    =======   =======
Net income per share...............$  4.24    $   .14   $  4.38
                                   =======    =======   =======
Weighted average shares
  outstanding......................  2,787                2,787
                                   =======              =======

             THE PARKWAY COMPANY AND SUBSIDIARIES
           PRO FORMA CONSOLIDATED STATEMENT OF INCOME
               FOR THE THREE MONTHS ENDED 3/31/96
                           (Unaudited)

                                  Parkway     Pro Forma   Parkway
                                 Historical Adjustments Pro Forma
                                 ---------- ----------- ---------
                              (In thousands, except per share data)
Revenues
Income from real estate
  properties......................$  3,475    $    888   $ 4,363
Management company income.........     279           -       279
Interest on mortgage loans........     564           -       564
Equity in earnings (losses):
  Real estate partnerships and
    corporate joint venture.......       4           -         4
Loss on securities................    (190)          -      (190)
Interest on investments...........      99           -        99
Deferred gains and other income...      47           -        47
Dividend income...................      66           -        66
Gain on real estate and mortgage
  loans...........................     193           -       193
                                  --------    --------   -------
                                     4,537         888     5,425
                                  --------    --------   -------

Expenses
Real estate owned:
  Operating expense...............   1,677         472     2,149
  Interest expense................     655           -       655
  Depreciation and amortization...     418          87       505
  Minority interest...............     (28)          -       (28)
Interest expense:
  Notes payable to banks..........       -         189       189
  Notes payable on wrap mortgages.     120           -       120
Management company expenses.......     239           -       239
Other expenses....................     669           -       669
                                  --------    --------   -------
                                     3,750         748     4,498
                                  --------    --------   -------
Net income........................$    787    $    140   $   927
                                  ========    ========   =======

Net income per share..............$    .26    $    .05   $   .31
                                  ========    ========   =======

Weighted average shares
  outstanding                        3,012                 3,012
                                  ========               =======

The Parkway Company
         Notes to Pro Forma Consolidated Financial Statements
                          (Unaudited)


1. On April 15, 1996, The Parkway Company ("Parkway") purchased the Woodbranch and 400 North Belt Office Buildings from Penn Mutual Life Insurance Company, an unrelated party, for $13,900,000. The buildings consist of approximately a combined 333,000 net rentable square feet.

     The pro forma adjustments to the Consolidated Balance Sheet as of March 31, 1996 and the Consolidated Statements of Income for the twelve months ended December 31, 1995 and three months ended March 31, 1996 include the purchase of the Woodbranch and the 400 North Belt Office Buildings.

2. The pro forma adjustment for interest expense for Woodbranch and 400 North Belt Office Buildings reflects interest on an acquisition line with Deposit Guaranty National Bank which was used for this purchase and is secured by the Woodbranch and 400 North Belt Office Buildings. Interest on the acquisition line was computed at the current interest rate, which is 7.85%.

3. Depreciation is provided by the straight-line method over the estimated useful lives of the buildings (40 years).

4. All per share information for the twelve months ended December 31, 1995 and three months ended March 31, 1996 has been restated to reflect a 3 for 2 common stock split effected as a dividend of one share for every two shares outstanding on April 30, 1996.